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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 15, 2002

                       CONSOLIDATED CONTAINER COMPANY LLC

              (Exact name of registrant specified in its charter)

           DELAWARE                    333-88157                75-2825338
 (State or other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)               File Number)         Identification No.)

   3101 TOWERCREEK PARKWAY, SUITE 300 ATLANTA, GA             30339
      (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (678) 742-4600

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ITEM 5. OTHER EVENTS

    On February 15, 2002, Consolidated Container Company LLC issued the press release attached hereto as exhibit 99.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

    (a) Not Applicable.

    (b) Not Applicable.

    (c) Exhibits.

    The exhibit listed below and in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

     EXHIBIT NO.        TITLE
---------------------   -----
    99                  Press Release of Consolidated Container Company LLC issued
                        February 15, 2002.
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                                       CONSOLIDATED CONTAINER COMPANY LLC

                                                       By:  /s/ BRYAN J. CAREY
                                                            -----------------------------------------
                                                            Name: Bryan J. Carey
                                                            Title: CHIEF FINANCIAL OFFICER AND
                                                            SECRETARY
                                                                 (CHIEF ACCOUNTING OFFICER AND DULY
                                                                 AUTHORIZED OFFICER)
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Date: February 15, 2002
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                                 EXHIBIT INDEX

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
     EXHIBIT NO.                                DESCRIPTION
---------------------   ------------------------------------------------------------
         99             Press Release of Consolidated Container Company LLC issued
                          February 15, 2002.